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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                        August 7, 2002 (August 6, 2002)



                                 EPICEDGE, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                      TEXAS
                                      -----
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

         001-15493                                      75-1657943
         ---------                                      ----------
  (Commission File Number)                  (I.R.S. Employer Identification No.)


                  5508 TWO NINETY WEST SUITE 300, AUSTIN, TEXAS
                  ---------------------------------------------
        78735 (Address of principal executive offices including zip code)


                                 (512) 261-3346
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

         Please see the Press Release attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Exhibit 99.1 Press Release





SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                          EPICEDGE, INC.

                                          By:  /s/  PETER B. COVERT
                                             -----------------------------------
                                             Peter B. Covert
                                             Vice President of Finance, and
                                             Principal Accounting Officer



DATE: August 7, 2002


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                                  Exhibit Index
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------------------------------------------------------------ ---------------------------------------------------------
                        EXHIBIT NO.                                                DESCRIPTION
------------------------------------------------------------ ---------------------------------------------------------
                           99.1                              Press release announcing EpicEdge on plan to gain
                                                             compliance with the Amex.
------------------------------------------------------------ ---------------------------------------------------------
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